UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: April 4, 2016

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 550, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into a Material Definitive Agreement.

On April 4, 2016, NovaBay Pharmaceuticals, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) for the sale of an aggregate of 6,173,299 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), and warrants (the “Warrants”) exercisable for 3,086,651 Shares (the “Warrant Shares”) to accredited investors for an aggregate purchase price of $11,791,000 (the “Private Placement”). For every one (1) Share purchased at $1.91 per share, each purchaser will receive a Warrant to purchase one-half a Share, with such Warrants having a four (4)-year term and an exercise price of $1.91, callable by the Company if the closing price of the Company’s common stock, as reported on the NYSE MKT, is $4.00 or greater for five (5) sequential trading days.

The Private Placement is expected to close in two tranches, the first of which is scheduled to occur on May 5, 2016 (the “Primary Closing”), and the second of which is scheduled to occur on July 31, 2016 (the “Secondary Closing”), following the satisfaction of certain closing conditions specified in the Purchase Agreement, including the approval of the transaction by the Company’s stockholders at its 2016 annual meeting of stockholders (the “2016 Annual Meeting”). Both the Primary Closing of $7,791,000 of Company securities and the Secondary Closing of $4,000,000 of Company securities shall be subject to the same terms.

The purchasers include Pioneer Pharma (Singapore) Pte. Ltd. (“Pioneer”), which has agreed to purchase 2,617,802 Shares and 1,308,902 Warrants, Mr. Jian Ping Fu, who has agreed to purchase 1,937,173 Shares and 968,587 Warrants, the Company’s Chairman and Interim President and CEO Mr. Mark M. Sieczkarek, who has agreed to purchase 523,560 Shares and 261,780 Warrants, Mrs. Ping Huang, who has agreed to purchase 523,560 Shares and 261,780 Warrants, Mr. Hai Dong Pang, who has agreed to purchase 209,424 Shares and 104,712 Warrants, Mr. Yin Ping Wang, who has agreed to purchase 104,712 Shares and 52,356 Warrants, Mr. Blake F. Andros, who has agreed to purchase 100,000 Shares and 50,000 Warrants, and the Children’s Brain Disease Foundation, Dr. Dean Rider and Mr. Andy R. Geckler, each of whom have agreed to purchase 52,356 Shares and 26,178 Warrants (collectively, the “Purchasers”). Pioneer and Messrs. Fu and Sieczkarek also participated in the Company’s previous private placement that closed on February 24, 2016. A description of such private placement was previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2016, and the information set forth in such Item is incorporated herein by reference.

China Kington Asset Management Co. Ltd. (the “Placement Agent”) has agreed to serve as placement agent in exchange for a commission equal to six percent (6%) of the gross proceeds received by the Company upon closing pursuant to the purchases by Pioneer, Mrs. Huang, and Messrs. Fu, Pang and Wang. A description of the material relationships between the Company, Pioneer, Mr. Fu, and the Placement Agent was previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on February 17, 2016 (regarding the Company’s February 2016 private placement), Item 5.02 of the Company’s Current Report on Form 8-K filed with the SEC on January 29, 2016 (regarding the election of two new directors nominated by the Placement Agent) and Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on January 6, 2016 (regarding the Company’s December 2015 and January 2016 bridge loan), and the information set forth in such Items is incorporated herein by reference.

On April 4, 2016, the Company entered into a separate registration rights agreement (the “Registration Rights Agreement”) with Messrs. Andros and Geckler, Dr. Rider, and the Children’s Brain Disease Foundation (the “Participating Purchasers”), pursuant to which the Company agreed to file as many registration statements with the SEC as may be necessary to cover the resale of the Shares and the Warrant Shares held by the Participating Purchasers, to use its commercially reasonable efforts to have all such registration statements declared effective within the time frames set forth in the Purchase Agreement and the Registration Rights Agreement, and to keep such registration statements effective for the terms defined therein. The Company will bear all expenses of such registration of the resale of the Shares and the Warrant Shares held by the Participating Purchasers, pursuant to certain limitations described in the Registration Rights Agreement.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Purchasers (including for certain liabilities under the Securities Act of 1933, as amended (the “Securities Act”)), and other obligations of the parties and termination provisions. The foregoing description of the terms of the Purchase Agreement, the Warrants, and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, the Form of Warrant, and the Registration Rights Agreement, which are attached hereto as Exhibit 10.1, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference. The Purchase Agreement, the Form of Warrant, and the Registration Rights Agreement have been included to provide investors and security holders with information regarding their terms, and they are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement as of a specific date and were solely for the benefit of the parties to such agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

The Shares, Warrants and Warrant Shares to be issued by the Company pursuant to the Purchase Agreement have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and in reliance on similar exemptions under applicable state laws.

Item 3.02—Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of the Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01 Shareholder Director Nominations.

On April 5, 2016, the Board of Directors (the “Board”) of the Company established May 3, 2016 as the new date of the 2016 Annual Meeting. The Board also established April 7, 2016 as the new record date for stockholders entitled to receive notice of, and to vote at, the 2016 Annual Meeting. The Company previously disclosed its original meeting date and record date for the 2016 Annual Meeting, as established by the Board on March 22, 2016, in its Current Report on Form 8-K filed with the SEC on March 23, 2016, and this disclosure serves to update that information.

Item 9.01.     Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
4.1	Form of Warrant
4.2	Registration Rights Agreement, dated April 4, 2016.
10.1	Purchase Agreement, dated April 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
General Counsel

Dated: April 5, 2016